UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/23/2009

FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-11869

Delaware	13-3362547
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

601 Merritt 7
Norwalk, Connecticut 06851
(Address of principal executive offices, including zip code)

(203) 810-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

In order to comply with New York Stock Exchange Rule 304 requiring companies with classified boards to elect a majority of directors every two years, effective February 23, 2009, FactSet Research Systems Inc. (the "Company") moved Mr. Joseph Zimmel from Class III to Class I. Mr. Zimmel's term will expire at the Company's Fiscal 2009 Annual Meeting of Stockholders.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FactSet Research Systems Inc.

Date: February 23, 2009	By:	/s/ Peter G. Walsh
Peter G. Walsh
Executive Vice President, Chief Financial Officer and Treasurer